Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Upgrade, Inc. (the “Company”)

Jefferies LLC

Barclays Capital Inc.

Credit Suisse Securities (USA) LLC (together, the “Specified Parties”)

Re: Upgrade Receivables Trust 2019-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “UPGR 2019-1 Preliminary Loan Tape 20190109.xlsx” (the “Consumer Loan Data File”) provided to us on January 15, 2019, containing information on 18,171 consumer loan contracts (“Consumer Loans”) as of January 9, 2019 (the “Cutoff Date”), and (ii) an electronic data file entitled “KPMG AUP_Upgrade Servicer System Data_20190118.xlsx” (the “Remaining Term Data File”) provided to us on January 18, 2019, containing remaining term information for the Sample Consumer Loans (defined below) as of the Cutoff Date (together, the “Date File”), related to Upgrade Receivables Trust 2019-1, Asset Backed Notes (the “Notes”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•

The term “Source Documents” means information provided or made available to us by the Company for each Sample Consumer Loan including the Loan Agreement, Promissory Note and the Company’s asset system. The Source Documents, furnished to us by the Company, were represented by the Company to be either the original Source Document, a copy of the original Source Document, and/or electronic records contained within the Company’s asset system. We make no representation regarding the validity or accuracy of these documents or the execution of the Loan Agreement and Promissory Note by the borrower.

A.

We were instructed by the Company to select a random sample of 200 Consumer Loans (each a “Sample Consumer Loan”) from the Data File. The Sample Consumer Loans are listed in Exhibit A attached hereto. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Consumer Loans that we were instructed to randomly select from the Data File.

B.

For each Sample Consumer Loan, we compared or recomputed the specified attributes listed below contained in the Data File to or using the corresponding information contained in the Source Documents. The Specified Parties indicated that the absence of any of the Source Documents or the inability to agree the indicated information from the Data File to the Source Document for each of the specified attributes, utilizing instructions provided by the Company, as applicable, constituted an exception. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Document(s)/Instructions

loan_id	Loan Agreement and Promissory Note

origination_date	Loan Agreement and Promissory Note, Company’s asset system

loan_amount	Loan Agreement and Promissory Note

maturity_date	Loan Agreement and Promissory Note, Company’s asset system

term_in_months	Loan Agreement and Promissory Note

original_interest_rate	Loan Agreement and Promissory Note

contractual_payment_amount	Loan Agreement and Promissory Note

borrower_state	Loan Agreement and Promissory Note

principal_balance	Company’s asset system

fico_range_low	Company’s asset system

fico_range_high	Company’s asset system

remaining_term_months	Recomputed using maturity_date, next_due_date and term_in_months as stated in the Data File

The information regarding the Sample Consumer Loans was found in agreement with the respective information contained in the Source Documents.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies and information indicated in the Data File or Source Documents, or instructions provided by the Company, without verification or evaluation of such methodologies, information, and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, information, or instructions provided to us by the Company, (ii) the physical existence of the Consumer Loans, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Consumer Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Consumer Loan being securitized, (iii) the compliance of the originator of the Consumer Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Consumer Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

McLean, Virginia

February 6, 2019

Exhibit A

The Sample Consumer Loans

Sample Consumer Loan Number	loan_id	Sample Consumer Loan Number	loan_id	Sample Consumer Loan Number	loan_id	Sample Consumer Loan Number	loan_id
1	16901***	51	16178***	101	16626***	151	14742***
2	16576***	52	16080***	102	16908***	152	15066***
3	16392***	53	16089***	103	15664***	153	15226***
4	14921***	54	16749***	104	16746***	154	15006***
5	15156***	55	15507***	105	16513***	155	15344***
6	15991***	56	15000***	106	15111***	156	16003***
7	15564***	57	16867***	107	16257***	157	15013***
8	16355***	58	14918***	108	16449***	158	16189***
9	16198***	59	16685***	109	15270***	159	15981***
10	14813***	60	16848***	110	16075***	160	16152***
11	15727***	61	16878***	111	16258***	161	15347***
12	16206***	62	15045***	112	15736***	162	14865***
13	15190***	63	16587***	113	16595***	163	15827***
14	16350***	64	16748***	114	15660***	164	16143***
15	16583***	65	15282***	115	15026***	165	15819***
16	16122***	66	14669***	116	16424***	166	16316***
17	16264***	67	16418***	117	15693***	167	14815***
18	16837***	68	15028***	118	16164***	168	15244***
19	14977***	69	15033***	119	15830***	169	14965***
20	14795***	70	16656***	120	15598***	170	16273***
21	15762***	71	16571***	121	15489***	171	15253***
22	14856***	72	16619***	122	15994***	172	15261***
23	15160***	73	14827***	123	15044***	173	15278***
24	16119***	74	15895***	124	15046***	174	14829***
25	16371***	75	15287***	125	15475***	175	15876***
26	15981***	76	14969***	126	16470***	176	16563***
27	15620***	77	16264***	127	15808***	177	15218***
28	16578***	78	16725***	128	16653***	178	15014***
29	16501***	79	15526***	129	15691***	179	15368***
30	16126***	80	16024***	130	15762***	180	15448***
31	15864***	81	15788***	131	15221***	181	16245***
32	15044***	82	15054***	132	16009***	182	15004***
33	16560***	83	15072***	133	15488***	183	16956***
34	15174***	84	14829***	134	16456***	184	15470***
35	15596***	85	15439***	135	16306***	185	15828***
36	16576***	86	16694***	136	15471***	186	15291***
37	15237***	87	16395***	137	15291***	187	15281***
38	16576***	88	15704***	138	15775***	188	16206***
39	15641***	89	16271***	139	15109***	189	14906***
40	14925***	90	14883***	140	15049***	190	16143***
41	14948***	91	15252***	141	15010***	191	15085***
42	15594***	92	14937***	142	15607***	192	16227***
43	15007***	93	14937***	143	15774***	193	16076***
44	15875***	94	15251***	144	16639***	194	16615***
45	15363***	95	16219***	145	15377***	195	15882***
46	15343***	96	16322***	146	15936***	196	16712***
47	15278***	97	16884***	147	15693***	197	15640***
48	15854***	98	16054***	148	16947***	198	16352***
49	15034***	99	15052***	149	16268***	199	15227***
50	14971***	100	15300***	150	15483***	200	15390***